UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM 8-K

_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 12, 2018
Date of Report (Date of Earliest Event Reported)

_____________________________________________
TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)
  _______________________________________________

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
  _______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As reported in the Quarterly Report on Form 10-Q of Tilly’s, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2018 (the “Form 10-Q”), certain matters were submitted to a vote by the Company’s stockholders at the Company’s 2018 Annual Meeting of Stockholders held on June 12, 2018 (the “2018 Annual Meeting”). The sole purpose of this Current Report on Form 8-K is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future advisory votes by the Company’s stockholders on the compensation for the Company’s named executive officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(d) At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of future advisory votes by the Company’s stockholders on the compensation for the Company’s named executive officers. As reported in the Form 10-Q, the Company’s stockholders approved, on an advisory basis, “one year” as the frequency for holding future advisory votes by the Company’s stockholders on the compensation for the Company’s named executive officers. Consistent with the recommendation of the Company’s Board of Directors as set forth in the Company’s Proxy Statement for the 2018 Annual Meeting filed with the SEC on April 20, 2018 and the vote of the Company’s stockholders on this proposal at the 2018 Annual Meeting, the Company intends to hold the advisory vote on the compensation of the Company’s named executive officers at the Company’s 2019 Annual Meeting of Stockholders, and to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: October 12, 2018	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Chief Financial Officer, Corporate Secretary